UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 11, 2005

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    1-13290                   95-4479735
  ----------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (310) 479-5200
                                                     --------------------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13 e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (a)  Not Applicable

          (b) On January 11, 2005 Mr. Philip J. Swain tendered his resignation as President of The Sports Club Company, Inc. Mr. Swain will leave the Company on January 28, 2005. Rex A. Licklider, Chief Executive Officer will take over Mr. Swain's duties on an interim basis.

          (c)  Not Applicable


                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    January 12, 2005                   THE SPORTS CLUB COMPANY, INC.


                                             By:      /s/ Timothy M. O'Brien
                                             -----------------------------------
                                                      Timothy M. O'Brien
                                                      Chief Financial Officer